                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                              ----------------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   June 15, 1998

           Tiers Asset-Backed Securities, Series CHAMT Trust 1997-7
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            (Exact name of registrant as specified in its charter)

        DELAWARE                            33-55860           52-6880113
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(State or other jurisdiction              (Commission        (I.R.S. employer
     of incorporation)                    file number)      identification no.)

         c/o Delaware Trust Capital Management, Inc.
         c/o Corestates Bank
         FCS-4-2-6, 3 Beaver Valley Road

         Wilmington, Delaware                                        19803
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(Address of principal executive offices)                            (Zip code)

Registrant's telephone number, including area code (302)-421-7307
                                                   --------------
                                     N/A
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         (Former name or former address, if changed since last report)

Item 1.           Changes in Control of Registrant.

                  Not Applicable.

Item 2.           Acquisition or Disposition of Assets.

                  Not Applicable.

Item 3.           Bankruptcy or Receivership.

                  Not Applicable.

Item 4.           Changes in Registrant's Certifying Accountant.

                  Not Applicable.

Item 5.           Other Events.

                  Not Applicable.

Item 6.  Resignations of Registrant's Directors.

                  Not Applicable.

Item 7.  Financial Statements, Pro-Forma Financial Information and Exhibits.

                  (a)  Not Applicable.

                  (b)  Not Applicable.

                  (c)  Exhibits.

1. Indenture Trustee's Monthly Report in respect of the June 15, 1998 Distribution Date
2. Administrator's Report in respect of the June 15, 1998 Distribution Date

Item 8.  Change in Fiscal Year.

                  Not Applicable.

                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  TIERS Asset-Backed Securities
                                  Series CHAMT Trust 1997-7

                                  By: Delaware Trust Capital Management, Inc., not in its individual capacity, but solely as Owner Trustee on behalf of
                                        TIERS Asset-Backed Securities,
                                        Series CHAMT Trust 1997-7


                                  By:/s/ Richard N. Smith
                                     ---------------------------------
                                  Name:  Richard N. Smith
                                  Title: Corporate Trust Officer

Dated:  June 15, 1998

                                 EXHIBIT INDEX

Exhibit                                                                    Page
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1.  Indenture Trustee's Report in respect of the May 15, 1998
    Distribution Date                                                       5-6

2.  Administrator's Report in respect of the May 15, 1998 Distribution
    Date                                                                    7-8